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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACORDA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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ACORDA THERAPEUTICS, INC.
15 Skyline Drive, Hawthorne, New York 10532

April 27, 2010

Dear Stockholder:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Acorda Therapeutics, Inc., which will be held at the Westchester Marriott, 670 White Plains Road, Tarrytown, New York 10591, commencing at 9:30 a.m., local time, on June 9, 2010.

        We are proceeding under the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. We believe that this electronic proxy process expedites stockholders' receipt of proxy materials and lowers the costs and reduces the environmental impact of our Annual Meeting.

        On or about April 30, 2010 we will commence sending a Notice of Annual Meeting and Internet Availability to our stockholders along with instructions on how to access our 2010 Proxy Statement and Annual Report and authorize a proxy to vote your shares online. The Annual Report is not to be regarded as proxy solicitation material.

        Matters to be considered and voted on at the 2010 Annual Meeting are set forth in the Proxy Statement. You are encouraged to carefully review the Proxy Statement and attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. If you cannot attend the Annual Meeting in person, please authorize a proxy over the Internet or by telephone as described in the enclosed materials so that your shares will be represented at the Annual Meeting. If you receive a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. If you attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

        We look forward to meeting you on June 9, 2010 and discussing with you the business of our company.

                      Sincerely,

                      Ron Cohen, M.D.
                       President and Chief Executive Officer

ACORDA THERAPEUTICS, INC.
15 Skyline Drive, Hawthorne, New York 10532

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	9:30 a.m., local time, on June 9, 2010
Place:	Westchester Marriott, 670 White Plains Road, Tarrytown, NY 10591
Items of Business:	(1) To elect three Class II directors for a term expiring on the date of our 2013 Annual Meeting of Stockholders, or at such time as their successors have been duly elected and qualified.
(2) To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2010.
(3) To consider such other business as may properly come before the 2010 Annual Meeting of Stockholders (the "2010 Annual Meeting").
Adjournments and Postponements:	Any action on the items of business described above may be considered at the 2010 Annual Meeting at the time and on the date specified above or at any time and date to which the 2010 Annual Meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote only if you were a stockholder of Acorda Therapeutics as of the close of business on April 14, 2010.
Meeting Admission:	You are entitled to attend the 2010 Annual Meeting only if you were an Acorda Therapeutics stockholder as of the close of business on the record date or hold a valid proxy for the 2010 Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement dated prior to April 14, 2010, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2010 Annual Meeting.
Voting:	Your vote is very important. Whether or not you plan to attend the 2010 Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. If you received your proxy materials electronically, you may submit your proxy over the internet or by telephone by following the instructions provided in the Notice of Annual Meeting and Internet Availability. If you receive your proxy materials by mail, you may submit your proxy by completing, signing, dating and returning your proxy card or voting instructions card in the pre-addressed envelope provided. For specific instructions on how to vote, please refer to the "Questions and Answers" section beginning on page 1 of the Proxy Statement.

                      By the Order of the Board of Directors

                      Jane Wasman
                       Executive Vice President, General Counsel and
                      Corporate Secretary

April 27, 2010

i

ACORDA THERAPEUTICS, INC.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2010

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE 2010 ANNUAL MEETING OF STOCKHOLDERS

Q:    Why am I receiving these materials?

A:
The Board of Directors (the "Board") of Acorda Therapeutics, Inc., a Delaware corporation (which may be referred to in this proxy statement as "we," "us," "our," the "Company" or "Acorda Therapeutics"), is providing these proxy materials to you in connection with our 2010 Annual Meeting of Stockholders (the "2010 Annual Meeting"), which will take place on June 9, 2010. As a stockholder on the Record Date (as defined below), you are invited to attend the 2010 Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement (the "Proxy Statement").

Q:    How do I request a paper copy of this Proxy Statement if I have not received one?

A:
As permitted by the Securities and Exchange Commission (the "SEC"), we are delivering our Proxy Statement and Annual Report via the Internet. The Notice of Annual Meeting and Internet Availability contains instructions on how to access our Proxy Statement and Annual Report and authorize a proxy to vote your shares online or by telephone. If you wish to request a printed or e-mail copy of the Proxy Statement and Annual Report, you should follow the instructions included in the Notice of Annual Meeting and Internet Availability.

Q:    What information is contained in this Proxy Statement?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the 2010 Annual Meeting, the voting process, the compensation of directors and the most highly paid executive officers, beneficial ownership of the Company's common stock, and certain other required information.

Q:    What items of business will be voted on at the 2010 Annual Meeting?

A:
The items of business scheduled to be voted on at the 2010 Annual Meeting are:

•
The election of three Class II directors for a term expiring on the date of our 2013 Annual Meeting of Stockholders, or at such time as their successors have been duly elected and qualified.

•
The ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2010 (the "2010 Fiscal Year").

        We will also consider other business that properly comes before the 2010 Annual Meeting.

Q:    How does the Board recommend that I vote?

A:
Our Board recommends that you vote your shares "FOR" the nominees to the Board and "FOR" the ratification of the appointment of Ernst & Young LLP as our independent auditors for the 2010 Fiscal Year.

Q:    Who is entitled to vote at the 2010 Annual Meeting?

A:
Only stockholders of record at the close of business on April 14, 2010 are entitled to vote at the 2010 Annual Meeting. We refer to this date as our "Record Date."

  You may vote all shares of Acorda Therapeutics common stock you own as of the Record Date, including (1) shares that are held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

  On the Record Date, we had 38,720,052 shares of common stock issued and outstanding.

Q:    What are the voting rights of the Company's holders of common stock?

A:
Each outstanding share of the Company's common stock owned as of the Record Date will be entitled to one vote on each matter considered at the meeting.

Q:    What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

A:
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a stockholder of record and being a beneficial owner:

    Stockholder of Record

    If your shares are registered directly in your name, or as a joint holder, with our transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the stockholder of record, and a Notice of Annual Meeting and Internet Availability was sent to you directly by Acorda Therapeutics. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2010 Annual Meeting.

    Beneficial Owner

    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and the Notice of Annual Meeting and Internet Availability, together with a voting instruction card, are being forwarded to you by your broker or other nominee. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the 2010 Annual Meeting.

    Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2010 Annual Meeting. Your broker, trustee or nominee has enclosed or has previously provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:    How can I attend the 2010 Annual Meeting?

A:
You are entitled to attend the 2010 Annual Meeting only if you were a stockholder of record of our common stock as of the close of business on the Record Date or you hold a valid proxy for the 2010 Annual Meeting. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the 2010 Annual Meeting will be available for inspection at the 2010 Annual Meeting and for a period of ten days prior to the 2010 Annual Meeting, during regular business hours, at our principal executive office, which is located at 15 Skyline Drive, Hawthorne, New York 10532.

  If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement dated prior to April 14, 2010, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2010 Annual Meeting.

  The 2010 Annual Meeting will begin promptly at 9:30 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

  Even if you plan to attend the 2010 Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the 2010 Annual Meeting.

Q:    How can I vote?

A:
Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2010 Annual Meeting.

    Internet:    By accessing the Internet at www.proxyvote.com and following the instructions on the proxy card.

    Telephone:    By calling toll-free 1 (800) 690-6903 and following the instructions on the proxy card.

    Mail:    If you receive your proxy materials by mail, by signing, dating, and mailing the enclosed proxy card.

  If you authorize a proxy to vote your shares over the Internet, you should not return your proxy card. The Notice of Annual Meeting and Internet Availability is not a proxy card or ballot.

Q:    How are my votes cast when I return a proxy card?

A:
When you properly authorize a proxy over the Internet, by telephone or by signing a written proxy, you appoint Dr. Ron Cohen, our President and Chief Executive Officer, and Jane Wasman, our Executive Vice President, General Counsel and Corporate Secretary, as your representatives at the 2010 Annual Meeting. Either Dr. Cohen or Ms. Wasman will vote your shares at the 2010 Annual Meeting as you have instructed them in the proxy. Dr. Cohen and Ms. Wasman are also entitled to appoint substitutes to act on their behalf.

Q:    Can I change my vote?

A:
Yes. You may change your vote at any time prior to the vote at the 2010 Annual Meeting. If you are the stockholder of record, you may change your vote by granting a properly authorized new proxy with a later date by mail, telephone or over the Internet (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the 2010 Annual Meeting and voting in person. For your written notice of revocation to be effective, it must be received by our Corporate Secretary at our principal executive offices no later than June 8, 2010. Attendance at the 2010 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or if you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the 2010 Annual Meeting and voting in person.

Q:    Who can help answer my questions?

A:
If you have any questions about the 2010 Annual Meeting or how to vote or revoke your proxy, you should contact our investor relations department at (914) 347-4300. You may also contact them if you need additional copies of this Proxy Statement or voting materials.

Q:    Is my vote confidential?

A:
Proxies, ballots and voting instructions and tabulations that identify individual stockholders will be tabulated by Broadridge Financial Solutions, Inc. ("Broadridge") and will be handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Acorda Therapeutics or to third parties, except as necessary to meet applicable legal requirements and to allow for the tabulation of votes and certification of the vote.

Q:    How many shares must be present or represented to conduct business at the 2010 Annual Meeting?

A:
The quorum requirement for holding the 2010 Annual Meeting and transacting business is that holders of a majority of shares of Acorda Therapeutics' common stock entitled to vote must be present in person or represented by proxy at the 2010 Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:    What if a quorum is not present at the 2010 Annual Meeting?

A:
If a quorum is not present or represented at the 2010 Annual Meeting, the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or if no stockholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the 2010 Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given, unless the adjournment is for more than 30 days from the date of the original meeting or a new record date is set for the adjourned meeting.

Q:    How are votes counted?

A:
In the election of the directors, you may vote "FOR ALL" nominees, you may "WITHHOLD ALL" authority to vote for the nominees or you may vote "FOR ALL EXCEPT" which allows you to withhold the authority to vote with respect to a particular nominee. For other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are specified, your shares will be voted in accordance with the recommendations of the Board (in the case of the 2010 Annual Meeting, "FOR" the three nominees to the Board and "FOR" the ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the 2010 Annual Meeting).

Q:    What vote is required to approve each of the proposals?

A:
The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to elect the three nominees to the Board. In the election of the directors, the nominees receiving the highest number of "FOR" votes at the 2010 Annual Meeting will be elected. A properly executed proxy marked "FOR ALL EXCEPT" will not be voted with respect to the nominee that you indicate, although it will be counted for purposes of determining whether there is a quorum.

  The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2010 Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent auditors for the 2010 Fiscal Year.

  If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q:    What happens if a nominee is unable to stand for election?

A:
If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or substitute a nominee. If a substitute nominee is selected, the proxy holders, Dr. Cohen and Ms. Wasman, will vote your shares for the substitute nominee, unless you have withheld authority.

Q:    What happens if additional matters are presented at the 2010 Annual Meeting?

A:
Other than the two items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2010 Annual Meeting. If you grant a proxy, the persons named as proxyholders, Dr. Cohen and Ms. Wasman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2010 Annual Meeting.

Q:    Who will serve as inspector of elections?

A:
Broadridge will tabulate votes and a representative of Broadridge will act as inspector of elections.

Q:    What does it mean if I receive more than one Notice of Annual Meeting and Internet Availability?

A:
If you receive more than one Notice of Annual Meeting and Internet Availability, or more than one set of written proxy materials, it means your shares are not all registered in the same way (for example, some are registered in your name and others are registered jointly with a spouse) and are in more than one account. In order to ensure that you vote all of the shares that you are entitled to vote, you should authorize a proxy to vote all proxy cards to which you are provided access.

Q:    Who will bear the cost of soliciting votes for the 2010 Annual Meeting?

A:
Acorda Therapeutics is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to stockholders.

Q:    Where can I find the voting results of the 2010 Annual Meeting?

A:
We intend to announce preliminary voting results at the 2010 Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of the 2010 Fiscal Year.

Q:    What if I have questions for Acorda Therapeutics' transfer agent?

A:
Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfers or ownership or other matters pertaining to your stock account.

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
Telephone: (908) 497-2300

Q:    What is the deadline for submitting proposals for inclusion in Acorda Therapeutics' proxy statement for the 2011 Annual Meeting of Stockholders?

A:
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2011 Annual Meeting of Stockholders, by submitting their proposals to us no later than the 120th day prior to the anniversary of the date of these proxy materials, December 28, 2010. Any proposal so submitted must comply with the rules of the Securities and Exchange Commission.

  For more information on how to submit proposals, see the section titled "Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders" at the end of this Proxy Statement. You may contact the Corporate Secretary of Acorda Therapeutics, at our principal executive office, for a copy of the relevant provisions of our Amended and Restated Bylaws regarding the requirements for making stockholder proposals.

Q:    What is the deadline for submitting proposals to be presented on the floor of the 2011 Annual Meeting of Stockholders and not in Acorda Therapeutics' proxy statement or to nominate individuals to serve as directors?

A:
Under our Amended and Restated Bylaws (the "Amended and Restated Bylaws"), a stockholder may nominate a director or submit a proposal for consideration at an annual meeting by giving timely notice to Acorda Therapeutics. To be timely, that notice must contain information specified in our Amended and Restated Bylaws and be received by us at our principal executive office at 15 Skyline Drive, Hawthorne, New York 10532, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. If, however, the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made. Therefore, we must receive your nomination or proposal on or after February 9, 2011 and prior to March 11, 2011, unless the date of the Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days from the anniversary date of the 2010 Annual Meeting.

  For more information on how to submit proposals, see the section titled "Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders" at the end of this Proxy Statement. You may contact the Corporate Secretary of Acorda Therapeutics, at our principal executive office, for a copy of the relevant provisions of our Amended and Restated Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Board currently consists of eight members and is divided into three classes. Each class holds office for a term of three years. These classes currently consist of authorized members in each of Classes I, II and III, whose terms expire at the 2012, 2010 and 2011 Annual Meetings, respectively.

        This year's nominees for director, John P. Kelley, Sandra Panem, Ph.D., and Wise Young, Ph.D., M.D., have been nominated by the Board for a term of three years expiring on the date of our 2013 Annual Meeting of Stockholders or at such time as their respective successors are duly elected and qualified. Mr. Kelley, Dr. Panem, and Dr. Young are currently directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named above.

        If any of those candidates should become unavailable for election, the shares represented by the proxies solicited for the 2010 Annual Meeting will be voted for such substitute nominee as may be determined by the Board. The Board has no reason to expect that Mr. Kelley, Dr. Panem, and Dr. Young will not be a candidate for director at the 2010 Annual Meeting. In voting for directors, for each share of common stock held as of the Record Date, stockholders are entitled to cast one vote in favor of the candidate, or to withhold authority from voting for the candidate. Unless a stockholder requests that voting of the proxy be withheld for the nominee for director by so directing on the proxy card, the shares represented by the accompanying proxy will be voted "FOR" the election of Mr. Kelley, Dr. Panem, and Dr. Young.

        The election of a director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2010 Annual Meeting.

        Certain information concerning the nominees and those directors whose terms of office will continue following the 2010 Annual Meeting is set forth below.

Recommendation of the Board of Directors

        The Board of Directors recommends that the stockholders vote for Proposal One.

        The following table sets forth information as of December 31, 2009 with respect to our directors and nominees for election at the 2010 Annual Meeting.

Name	Age	Position(s)
Ron Cohen, M.D.	54	President, Chief Executive Officer, and Director
Barry Greene(1)	46	Director
John P. Kelley(1)(3)	56	Director and Nominee
Sandra Panem, Ph.D.(2)(4)	63	Director and Nominee
Lorin J. Randall(2)(3)(4)	66	Director
Steven M. Rauscher(1)(2)(4)	56	Director
Ian Smith(3)	44	Director
Wise Young, Ph.D., M.D.	60	Director and Nominee

(1)
Member of our Compliance Committee.

(2)
Member of our Compensation Committee.

(3)
Member of our Audit Committee.

(4)
Member of our Nominations and Governance Committee ("Nominations Committee").

 Nominees Standing for Election for the Term Expiring in 2013—Class II Directors

        John P. Kelley has been a member of our Board of Directors since December 2008. Mr. Kelley was the President and Chief Operating Officer of The Medicines Company, a pharmaceutical company providing acute care hospital products worldwide from 2004 to 2009. He also served on The Medicines Company's board of directors. From 2000 to 2004, Mr. Kelley held a series of positions at Aventis, a global pharmaceutical company, including Senior Vice President, Global Marketing and Medical, where he was accountable for worldwide brand management. Prior to the formation of Aventis, he held a series of positions at Hoechst Marion Roussel, Inc., a life sciences firm focused on pharmaceuticals, including, from 1998-1999, Vice President, Commercial Director, U.S. and, from 1995 to 1998, Vice President of Marketing. Within the last five years, Mr. Kelley previously served on the board of directors of The Medicines Company. Mr. Kelley received a B.A. from Wilkes University and an M.B.A. from Rockhurst University. Mr. Kelley's extensive knowledge of the pharmaceutical industry as well as his operations and marketing experience make him well-positioned to provide advice and guidance to Acorda at this stage of the Company's development. Given the financial and leadership experience of Mr. Kelley, the Board has determined that Mr. Kelley qualifies as an Audit Committee financial expert.

        Sandra Panem, Ph.D., has been a member of our Board since 1998. She is currently a partner at Cross Atlantic Partners, which she joined in 2000. From 1994 to 1999, Dr. Panem was President of Vector Fund Management, the then asset management affiliate of Vector Securities International. Prior thereto, Dr. Panem served as Vice President and Portfolio Manager for the Oppenheimer Global BioTech Fund, a mutual fund that invested in public and private biotechnology companies. Previously, she was Vice President at Salomon Brothers Venture Capital, a fund focused on early and later-stage life sciences and technology investments. Dr. Panem was also a Science and Public Policy Fellow in economic studies at the Brookings Institution, and an Assistant Professor of Pathology at the University of Chicago. She received a B.S. in biochemistry and Ph.D. in microbiology from the University of Chicago. Dr. Panem currently serves on the boards of directors of Labcyte, Inc., GenomeQuest, Inc., and MDx Medical, Inc. In addition, within the last five years, Dr. Panem previously served on the board of directors of Martek Biosciences Corp. Dr. Panem's experience investing in life sciences companies, and her long-standing relationship with the Company as a Board representative of one of its earliest investors, provides historical perspective on Acorda Therapeutics and the life sciences industry, as well as providing the perspective of a stockholder. Based on her broad industry and corporate experience, Dr. Panem serves as Chair of our Nominations Committee.

        Wise Young, Ph.D., M.D., has been a member of our Board since the founding of the company in 1995. Dr. Young has been at Rutgers University since 1997, where he serves as Professor and Chair of the Department of Cell Biology and Neuroscience, Professor II and Director of the Neuroscience Center and founder of the W.M. Keck Center for Neuroscience. Dr. Young is one of the preeminent scientists in the fields of spinal cord injury (SCI) and neurotrauma, SCI animal models, and the pharmacological therapy of SCI. He was the Principal Investigator for the Multicenter Animal Spinal Cord Injury Study, funded by the National Institutes of Health; is editor-in-chief of Current Concepts in Critical Care and Trauma; and serves on numerous editorial boards, including those of Experimental Neurology, Journal of Neurotrauma, Brain Research and Stroke. Dr. Young has received the Wakeman Award for Research in Neurosciences, and a Jacob Javits Neuroscience Award from the National Institute of Neurological Disorder and Stroke. He is also a member of the Scientific Advisory Council of the American Paralysis Association and of the National Acute Spinal Cord Injury Study executive committee. Dr. Young received a B.A. in biology and chemistry from Reed College, a Ph.D. in physiology and biophysics from the University of Iowa and an M.D. from Stanford University. Dr. Young has spent his career in scientific academia at a number of well-known and highly regarded institutions where he has focused on SCI and neurotrauma. This experience provides Dr. Young with extensive scientific knowledge and a deep understanding of the research and development activities of Acorda Therapeutics, as well as enhancing the Company's stature in the medical research community.

Directors Whose Terms Expire 2011—Class III Directors

        Ron Cohen, M.D., has served as our President and Chief Executive Officer since he founded the Company in 1995. Dr. Cohen previously was a principal in the startup of Advanced Tissue Sciences, Inc., a biotechnology company engaged in the growth of human organ tissues for transplantation uses. Dr. Cohen received his B.A. degree with honors in Psychology from Princeton University, and his M.D. from the Columbia College of Physicians & Surgeons. He completed a residency in Internal Medicine at the University of Virginia Medical Center, and is Board Certified in Internal Medicine. Dr. Cohen previously was Chairman Emeritus of the board of the New York Biotechnology Association. He also serves as a member of the Health Care Governing Body and the Emerging Company Section of the board of the Biotechnology Industry Organization (BIO), and as a member of the Columbia-Presbyterian Health Sciences Advisory Council. Dr. Cohen is a recipient of the Ernst & Young Entrepreneur of the Year Award for the New York Metropolitan Region, and an inductee into the National Spinal Cord Injury Association's "Spinal Cord Injury Hall of Fame." Dr. Cohen is the principal strategist in the Company's commitment to being a fully-integrated biopharmaceutical company that is a leading innovator in neurology. His extensive knowledge of the Company and its history provides our Board with valuable perspectives to advance Acorda Therapeutics' business and the interests of our stockholders.

        Lorin J. Randall has been a member of our Board since January 2006. Mr. Randall, a financial consultant, was Senior Vice President and Chief Financial Officer of Eximias Pharmaceutical Corporation, a development-stage drug development company, from 2004 to 2006. From 2002 to 2004, Mr. Randall served as Senior Vice President and Chief Financial Officer of i-STAT Corporation, a publicly-traded manufacturer of medical diagnostic devices that was acquired by Abbott Laboratories in 2004. From 1995 to 2001, Mr. Randall was Vice President and Chief Financial Officer of CFM Technologies, Inc. a publicly traded manufacturer of semiconductor manufacturing equipment. Mr. Randall previously served on the board of Quad Systems Corporation, a publicly-traded manufacturer of electronics manufacturing equipment where he served as Chairman of the Audit Committee. He currently serves on the Boards of Directors of Athersys, Inc., Nanosphere, Inc., Tengion Inc. and MotoLogic, Inc. In addition, within the last five years, he previously served on the board of directors of Opexa Therapeutics, Inc. Mr. Randall received a B.S. in accounting from The Pennsylvania State University and an M.B.A. from Northeastern University. As a former Chief Financial Officer of a number of publicly-traded companies, Mr. Randall possesses financial acumen acquired through working experience, including an understanding of financial matters and the preparation and analysis of financial statements. The Board has determined that Mr. Randall qualifies as an Audit Committee financial expert. Based on his public company and broad corporate experience, Mr. Randall serves as Chair of our Compensation Committee.

        Steven M. Rauscher has served on our Board since March 2005. He was President and Chief Executive Officer of Oscient Pharmaceuticals Corporation, a commercial stage biopharmaceutical company, from 2000 to 2009. He joined Oscient in 2000 having served as a member of the Board of Directors since 1993. Previously, Mr. Rauscher was Chief Executive Officer of AmericasDoctor, a company providing clinical research services to the pharmaceutical industry. Prior to AmericasDoctor, he held a number of leadership positions at Abbott Laboratories, including Vice President of Corporate Licensing, Vice President of Business Development, International Division and Vice President of Sales, U.S. Pharmaceuticals. Within the last five years, Mr. Rauscher previously served on the board of directors of Oscient Pharmaceuticals Corporation. Mr. Rauscher received a B.S. from Indiana University and an M.B.A. from the University of Chicago. Having served as a Chief Executive Officer of a commercial stage biopharmaceutical company as well as in other executive roles in a variety of companies in our industry, Mr. Rauscher brings to our Board leadership skills and expertise in managing the challenges of a biopharmaceutical company.

Directors Whose Terms Expire in 2012—Class I Directors

        Barry Greene has been a member of our Board since January 2007. Mr. Greene currently serves as President and Chief Operating Officer of Alnylam Pharmaceuticals, Inc. Mr. Greene joined Alnylam in September 2003, bringing over 15 years of experience in the healthcare industries and in consulting. Prior to Alnylam, he was General Manager of Oncology at Millennium Pharmaceuticals, Inc., where he led the company's global strategy and execution for its oncology business including strategic business direction and execution, culminating in the successful approval and launch of VELCADE (bortezomib) in mid-2003. Prior to joining Millennium in February 2001, Mr. Greene served as Executive Vice President and Chief Business Officer for Mediconsult.com. Prior to Mediconsult.com, Mr. Greene's past experiences included being Vice President of Marketing and Customer Services for AstraZeneca (formerly AstraMerck); Vice President Strategic Integration with responsibility for the AstraZeneca North American post-merger integration; and, partner of Andersen Consulting, responsible for the pharmaceutical/biotechnology marketing and sales practice. Mr. Greene currently is a member of the board of directors of Regulus Therapeutics, LLC. Mr. Greene received his B.S. in Industrial Engineering from the University of Pittsburgh and serves as a Senior Scholar at Duke University, Fuqua School of Business. Mr. Greene brings to our Board extensive experience in the healthcare industry as well as practical experience guiding new drugs through the commercialization process. Based on his management and operational experience and expertise in the pharmaceutical industry, Mr. Greene serves as the Chair of our Compliance Committee and oversees the non-financial governance and risk management processes of the Company.

        Ian Smith has been a member of our Board since February 2007. Mr. Smith currently serves as Executive Vice President and Chief Financial Officer of Vertex Pharmaceuticals, Inc., a position he has held since February 2006. From November 2003 to February 2006, he was Senior Vice President and Chief Financial Officer, and from October 2001 to November 2003, he served as Vice President and Chief Financial Officer, at Vertex. From 1999 to 2001, Mr. Smith served as a partner in the Life Science and Technology Practice Group of Ernst & Young LLP. Mr. Smith initially joined Ernst & Young's U.K. firm in 1987, and then joined its Boston office in 1995. Mr. Smith currently is a member of the boards of directors of Infinity Pharmaceuticals, Inc. and TolerRx Inc. In addition, within the last five years, he previously served on the boards of directors of Predix Pharmaceuticals, Inc. and Epix Pharmaceuticals, Inc. Mr. Smith holds a B.A. in accounting and finance from Manchester Metropolitan University, U.K., is a member of the American Institute of Certified Public Accountants and is a Chartered Accountant of England and Wales. Mr. Smith has extensive global financial and accounting experience and possesses an understanding of financial matters and the preparation and analysis of financial statements. The Board has determined that Mr. Smith qualifies as an Audit Committee financial expert. Based on his extensive financial experience, Mr. Smith serves as Chair of our Audit Committee.

Board Leadership Structure

        The Board has not appointed any director to the position of Chair of the Board nor has it appointed a lead independent director. However, Dr. Cohen, who is the President and Chief Executive Officer of the Company, serves as the acting chair at Board meetings and is expected to serve as the chair at the Annual Meeting. For the reasons discussed below, the Board of Directors believes this is the most appropriate leadership structure for our Company as it continues to grow as a fully-integrated biopharmaceutical company and as we execute our strategy to become a leading neurology company focused on the identification, development and commercialization of a range of nervous system therapeutics.

        Dr. Cohen's role in chairing the meetings of the Board allows the Board to act efficiently and effectively to best serve the interests of the Company's stockholders and the Company as a whole. The Board believes that Dr. Cohen, in his capacity as President and Chief Executive Officer, serves as an effective bridge between the Board and management, providing the Board with a thorough understanding of the Company and its business and fostering an open dialogue between the Board and senior management. In addition, the Board believes that Dr. Cohen has been able to provide the Company with leadership for executing strategic initiatives and meeting challenges.

        The Board does not believe at this time that the Company's leadership structure would be enhanced appreciably by appointing a Chairman of the Board or by calling upon a director other than Dr. Cohen to act as the chair of its meetings. The Board follows sound corporate governance practices to ensure its independence and effective functioning. Most importantly, except for Dr. Cohen, the Board is composed entirely of directors deemed to be "independent." The independent directors meet in a scheduled executive session without Dr. Cohen present at every regular meeting of the Board. In addition, each of the Board's committees is composed entirely of independent directors, which means that oversight of critical issues such as the integrity of the Company's financial statements, chief executive officer and senior management compensation, and Board evaluation and selection of directors is entrusted to independent directors. In addition to the Audit, Compensation and Nomination Committees, in May 2008, the Board established a Compliance Committee, also consisting only of independent directors, which assists the Board in overseeing the legal and regulatory aspects of our business.

        The Board intends to review its leadership structure from time to time to determine whether circumstances recommend a change in such structure.

Risk Oversight

        The Board of Directors is generally responsible for overseeing management of the various operational, financial, and legal risks faced by the Company. Particular risk management matters are brought to the Board by management in connection with the Board's general oversight and approval of corporate matters. Our Board administers its risk oversight function as a whole and through its Board Committees. For example, the Audit Committee regularly discusses with management our major financial risk exposures, their potential financial impact on our Company and our risk mitigation strategies and participates in regular reviews of our process to assess and manage enterprise risk management. In addition, our Compliance Committee works closely with senior management to review and oversee our compliance with non-financial legal and regulatory requirements, including those related to product safety and quality and the development, manufacturing, distribution and sale of our products. The individual Board committees report to the full Board, including when a matter rises to the level of a material risk. The Company's management is responsible for day-to-day risk management. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the strategic, financial, operational, compliance and reporting levels. We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Director Independence

        The Board has determined that Mr. Greene, Mr. Kelley, Dr. Panem, Mr. Randall, Mr. Rauscher, Mr. Smith and Dr. Young are "independent directors" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards (each an "Independent Director").

 Attendance at Board and Committee Meetings

        Our Board met seven times during 2009 excluding committee meetings. All of the directors attended at least 75% of all Board meetings and meetings of the committees on which they serve. Although we have no formal policy with respect to director attendance at our annual meetings of stockholders, we encourage our directors to attend.

Committees of the Board of Directors

        The Board has established an Audit Committee, a Compensation Committee, a Nominations Committee and a Compliance Committee, each of which is comprised solely of Independent Directors. The following lists the members of each committee as well as the primary responsibilities of each committee.

  Audit Committee and Audit Committee Financial Experts

        Our Audit Committee currently consists of three members: Mr. Smith (Chair), Mr. Kelley and Mr. Randall. Mr. Smith, Mr. Kelley and Mr. Randall each qualify as an "audit committee financial expert" as that term is defined in Item 407(d) of Regulation S-K of the Securities Act.

        Our Audit Committee is responsible for:

  •
  approving and retaining the independent auditors to conduct the annual audit of our books and records;

  •
  reviewing the proposed scope and results of the audit;

  •
  reviewing and pre-approving the independent auditors' audit and non-audit services rendered;

  •
  approving the audit fees to be paid;

  •
  reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

  •
  reviewing and approving transactions between us and our directors, officers and affiliates;

  •
  recognizing and addressing potential prohibited non-audit services;

  •
  establishing procedures for complaints received by us regarding accounting and financial-related matters; and

  •
  overseeing internal audit functions when implemented.

        All audit services and non-audit services to be provided to us by our independent auditor must be approved in advance by our Audit Committee. Ernst & Young LLP currently serves as our independent auditor. Our Board has adopted a written charter for the Audit Committee that is available on our website, www.acorda.com under "Corporate Governance—Committee Charters." The Audit Committee met five times (including a joint meeting with the Compliance Committee) in 2009.

  Compensation Committee

        Our Compensation Committee consists of three members: Mr. Randall (Chair), Dr. Panem, and Mr. Rauscher. Our Compensation Committee is responsible for:

  •
  reviewing, approving and (where appropriate) recommending for the approval of the full Board the compensation arrangements for executives, including the compensation for our president and chief executive officer;

  •
  establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals; and

  •
  administering our stock incentive plan and annual cash bonus program.

        Our Board has adopted a written charter for the Compensation Committee that is available on our website, www.acorda.com under "Corporate Governance—Committee Charters." The Compensation Committee met three times in 2009.

  Nominations Committee

        Our Nominations Committee consists of three members: Dr. Panem (Chair), Mr. Rauscher and Mr. Randall. The Nominations Committee is responsible for:

  •
  identifying potential candidates to serve on our Board;

  •
  overseeing an annual evaluation of the Board;

  •
  evaluating the composition, size, structure and practices of the Board and monitoring the independence of Board members and the overall Board composition; and

  •
  considering and making recommendations to the Board relating to the practices, policies and performance of the Board and corporate governance.

        Our Board has adopted a written charter for the Nominations Committee that is available on our website, www.acorda.com under "Corporate Governance—Committee Charters." The Nominations Committee met twice in 2009.

  Compliance Committee

        Our Compliance Committee, which was established in May 2008, currently consists of three members: Mr. Greene (Chair), Mr. Kelley and Mr. Rauscher. The Compliance Committee is responsible for overseeing our compliance with non-financial legal and regulatory requirements, including those related to product safety and quality and the development, manufacturing, distribution and sale of our products. Our Board has adopted a written charter for the Compliance Committee that is available on our website, www.acorda.com under "Corporate Governance—Committee Charters." The Compliance Committee met four times (including a joint meeting with the Audit Committee) in 2009.

Director Qualifications and Director Nomination Process

  Qualifications for Director Candidates

        The Nominations Committee and the Board do not believe that it is in our best interests to establish rigid criteria for the selection of prospective director candidates. Rather, the Nominations Committee and the Board recognize that the challenges and needs we face will change over time and, accordingly, believe that the selection of director candidates should be based on skill sets relevant to the issues we face or are likely to face at the time of nomination. As a result, the priorities and emphasis of the Nominations Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members of our Board. At the same time, the Nominations Committee and the Board strongly believe that we benefit from diversity in age, skills, background and experience. While the Nominations Committee and the Board have not adopted a formal diversity policy with regard to the selection of director candidates, diversity is one of the factors that the Committee considers in identifying director candidates. As part of this process, the Nominations Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board's overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise. We seek director candidates who, in addition to general management experience and business knowledge, possess an expertise in one or more of the following areas: business, medicine, scientific research, drug discovery and development, health care, pharmaceuticals, finance, law, corporate governance, risk assessment, and investor relations. In addition, there are certain general attributes that the Nominations Committee and the Board believe all prospective director candidates must possess in order to be recommended to the Board, including:

  •
  a commitment to professional integrity and ethics;

  •
  demonstrated leadership ability and the ability to exercise sound business judgment;

  •
  independence from conflict or direct economic relationship with the Company; and

  •
  a willingness to devote the required amount of time to attend Board and committee meetings and to otherwise carry out the duties and responsibilities of Board membership.

        Other than the foregoing, there are no stated minimum criteria for director candidates. The Nominations Committee will ensure that at all times, at least a majority of the members of our Board meet the definition of "independent director" under the Nasdaq Global Market qualification standards and that director candidates also meet the specific requirements set forth in the rules of the Nasdaq Global Market and in the rules of the SEC regarding membership on committees of the Board.

        In considering re-nomination criteria, the Nominations Committee reviews each director's past attendance at meetings and participation in and contributions to the activities of the Board, as well as whether the director's qualifications and skills are consistent with the Company's current needs and whether the director is willing to continue in service. If any member of our Board does not wish to continue in service or if our Board decides not to nominate a member for re-election, the Nominations Committee will identify the skills and experience desired in a new director candidate.

  Identification and Evaluation of Director Candidates

        The Nominations Committee uses a variety of methods for identifying director candidates. The Nominations Committee may receive suggestions for potential director candidates from current members of the Board, our executive officers or other sources, which may be either unsolicited or in response to requests from the Nominations Committee for such candidates. The Nominations Committee may also, from time to time, engage firms that specialize in identifying and evaluating potential director candidates. As described below, the Nominations Committee will also consider candidates recommended by stockholders.

        The Nominations Committee regularly assesses the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs. Once an individual has been identified by the Nominations Committee as a potential director candidate, the Nominations Committee makes an initial determination as to whether to conduct a full evaluation of the prospective director candidate based upon various factors, including, but not limited to: the information submitted with the nomination, the Board's own knowledge of the prospective director candidate, and whether the prospective director candidate could satisfy the minimum criteria established by the Nominations Committee. The Nominations Committee then decides whether to do a comprehensive evaluation of a prospective director candidate, which includes one or more interviews with the candidate. In addition, the Nominations Committee may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. After completing its evaluation, the Nominations Committee makes its recommendation to the full Board as to any person it determines should be considered by the Board. The Board then considers and designates its nominees.

  Stockholder Recommendations of Director Candidates

        The Nominations Committee does not have a formal policy regarding consideration of director candidates recommended by stockholders. The Nominations Committee will consider director candidates suggested by our stockholders, provided that the recommendations are made in accordance with the procedures required under our Amended and Restated Bylaws and described in this Proxy Statement in the section titled "Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders." Stockholder nominees whose nominations comply with these procedures and who meet the criteria outlined above will be evaluated by the Nominations Committee in the same manner as the Nominations Committee's nominees.

Stockholder Communication with the Board of Directors

        Stockholders may communicate with the Board by sending a letter to Acorda Therapeutics Board of Directors c/o Corporate Secretary, 15 Skyline Drive, Hawthorne, New York 10532. The Corporate Secretary will receive and review all correspondence and forward it to the President and Chief Executive Officer, the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate, or to take any other appropriate actions with respect to such communications.

Board and Committee Fees

        Our outside director compensation policy includes two components: (i) a cash component consisting of a base retainer for services as a director and additional cash retainers for service as a chair or a member of a committee, and (ii) an equity component consisting of an initial stock option grant and an annual stock option grant.

        The amount of each cash retainer payable under the outside director compensation policy is set forth in the table below. In addition, each person who becomes an outside director receives an initial stock option grant for 25,000 shares of our common stock. Individuals who became directors prior to August 2007 received an initial stock option to purchase a number of shares of our common stock equal to two times the annual total cash retainers payable to such individual divided by the exercise price. All directors receive an annual stock option grant for 10,000 shares of our common stock, which is granted on the date of the annual meeting of stockholders in each year. Any director who has served for less than a year at the time of an annual meeting of stockholders will receive an annual stock option grant that is prorated for the portion of the next year following the vesting of the initial stock option. All options vest over a one-year period in equal quarterly installments, have a term of ten years and will have an exercise price equal to the fair market value of our common stock on the date of grant (equal to the closing price of our common stock on the Nasdaq Global Market on the date of grant).

        Directors are also reimbursed for appropriate expenses related to their service on our board of directors. Upon an outside director's termination of membership on our Board, all vested stock options remain exercisable for 12 months, or such longer period as the board of directors may determine in its discretion, to the extent consistent with Internal Revenue Code Section 409A.

        Our compensation policy for outside directors is set forth below.

Position	Annual Cash Retainer	Initial Option Grant	Annual Option Grant
Base Fee	$25,000	25,000 shares	10,000 shares
Lead Director/Chair	45,000	—	—
Audit Committee Chair	15,000	—	—
Compensation Committee Chair	12,000	—	—
Compliance Committee Chair	12,000	—	—
Nominations Committee Chair	10,000	—	—
Audit Committee Member	10,000	—	—
Compensation Committee Member	7,000	—	—
Compliance Committee Member	7,000	—	—
Nominations Committee Member	6,000	—	—

2009 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)(1)
Barry Greene(2)	$37,000	$144,262	$181,262
John P. Kelley(2)(3)	38,929	335,875	374,804
Sandra Panem, Ph.D.(4)(5)(6)	42,000	144,262	186,262
Lorin J. Randall(3)(4)(5)	53,000	146,005	199,005
Steven M. Rauscher(2)(4)(5)	43,158	144,262	187,420
Ian Smith(3)	40,000	144,262	184,262
Wise Young, Ph.D., M.D.	25,000	144,262	169,262

(1)
The method and assumptions used to calculate the value of the options granted to our directors are discussed in note 2 to our financial statements. The following lists the grant date fair value of each award made to non-employee directors during 2009: Mr. Greene, $169,900; Mr. Kelley, $169,900, Dr. Panem, $169,900; Mr. Randall, $169,900; Mr. Rauscher, $169,900; Mr. Smith, $169,900 and Dr. Young, $169,900. The aggregate number of shares of our common stock subject to option awards outstanding and held by these individuals at December 31, 2009 was as follows: Mr. Greene, 33,740 shares; Mr. Kelley, 35,000, Dr. Panem, 33,851 shares; Mr. Randall, 54,186 shares; Mr. Rauscher, 63,784 shares; Mr. Smith, 33,231 shares; and Dr. Young, 31,086 shares.

(2)
Member of our Compliance Committee.

(3)
Member of our Audit Committee.

(4)
Member of our Compensation Committee.

(5)
Member of our Nominations Committee.

(6)
Dr. Panem's compensation is paid to CAP Advisory Services, LLC.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of March 15, 2010, with respect to the beneficial ownership of our common stock by:

  •
  each person who is known by us to beneficially own more than 5% of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Unless otherwise indicated, the address for each person or entity named below is c/o Acorda Therapeutics, Inc., 15 Skyline Drive, Hawthorne, New York 10532.

        Beneficial ownership is determined on the basis of the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 15, 2010 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. The percentage of beneficial ownership is based on 38,431,498 shares of common stock outstanding on March 15, 2010.

	Shares of Common Stock Beneficially Owned
	Number	Percent
5% Stockholders
FMR LLC(1)	5,640,243	14.7%
BlackRock, Inc.(2)	2,689,566	7.0%
Executive Officers and Directors
Ron Cohen, M.D.(3)	941,104	2.4%
David Lawrence, M.B.A.(4)	153,958	*
Andrew R. Blight, Ph.D.(5)	253,708	*
Jane Wasman, J.D.(6)	199,209	*
Thomas C. Wessel, M.D., Ph.D.(7)	48,381	*
Lauren M. Sabella(8)	25,000	*
Barry Greene(9)	31,240	*
John P. Kelley(10)	32,500	*
Sandra Panem, Ph.D.(11)	385,433	1.0%
Lorin J. Randall(12)	51,686	*
Steven Rauscher(13)	61,284	*
Ian Smith(14)	30,731	*
Wise Young, Ph.D., M.D.(15)	45,893	*
All directors and executive officers as a group (13 persons)	2,260,127	5.7%

*
Less than 1%.

(1)
Based on a Schedule 13G filed with the SEC on February 16, 2010 (the "Fidelity 13G"), by FMR LLC ("FMR") and Edward C. Johnson III, FMR owns 5,640,243 shares of common stock. According to the Fidelity 13G, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR, is the beneficial owner of 5,640,243 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "Fidelity Funds"). Mr. Johnson and FMR, through its control of Fidelity and the Fidelity Funds, each has sole power to dispose of the 5,640,243 shares of common stock owned by the Fidelity Funds. Neither FMR nor Mr. Johnson has sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 400 shares and sole power to vote or to direct the voting of 400 shares of Common Stock owned by the institutional accounts managed by PGATC. The address of principal business office for FMR and Mr. Johnson is 82 Devonshire Street, Boston, MA, 02109.

(2)
Based on a Schedule 13G filed with the SEC on January 29, 2010, by BlackRock, Inc., BlackRock, Inc. owns and has sole voting and dispositive power over 2,689,566 shares of common stock. The address of principal business office for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(3)
Includes 771,220 shares of common stock issuable upon exercise of stock options and 169,884 restricted shares.

(4)
Includes 143,158 shares of common stock issuable upon exercise of stock options and 10,800 restricted shares.

(5)
Includes 3,368 shares of common stock, 221,600 shares of common stock issuable upon exercise of stock options and 28,740 restricted shares.

(6)
Includes 165,545 shares of common stock issuable upon exercise of stock options and 33,664 restricted shares.

(7)
Includes 20,781 shares of common stock issuable upon exercise of stock options and 27,600 restricted shares.

(8)
Includes 0 shares of common stock issuable upon exercise of stock options and 25,000 restricted shares.

(9)
Includes 31,240 shares of common stock issuable upon exercise of stock options.

(10)
Includes 32,500 shares of common stock issuable upon exercise of stock options.

(11)
Includes 1,630 shares of common stock, 31,351 shares of common stock issuable upon exercise of stock options and 309,188 shares beneficially owned by Cross Atlantic Partners IV, K/S and 43,264 shares owned by Nordea Bank Danmark A/S. Cross Atlantic has voting and dispository authority over the shares owned by Nordea Bank. Dr. Panem is a partner of Cross Atlantic Partners and exercises investment and voting power over these shares. Dr. Panem disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest therein.

(12)
Includes 51,686 shares of common stock issuable upon exercise of stock options.

(13)
Includes 61,284 shares of common stock issuable upon exercise of stock options.

(14)
Includes 30,731 shares of common stock issuable upon exercise of stock options.

(15)
Includes 13,461 shares of common stock, 28,586 shares of common stock issuable upon exercise of stock options and 3,846 restricted shares.

 INFORMATION CONCERNING EXECUTIVE OFFICERS

        Set forth below is information regarding each individual serving as an executive officer as of April 15, 2010.

Name	Age	Position(s)
Ron Cohen, M.D.	54	President, Chief Executive Officer and Director
Andrew R. Blight, Ph.D.	58	Chief Scientific Officer
David Lawrence, M.B.A.	51	Chief Financial Officer
Lauren M. Sabella	49	Executive Vice President, Commercial Development
Jane Wasman, J.D.	53	Executive Vice President, General Counsel and Corporate Secretary
Thomas C. Wessel, M.D., Ph.D.	53	Chief Medical Officer

        Ron Cohen, M.D., is President, CEO and founder of the Company. Dr. Cohen previously was a principal in the startup of Advanced Tissue Sciences, Inc., a biotechnology company engaged in the growth of human organ tissues for transplantation uses. Dr. Cohen received his B.A. degree with honors in Psychology from Princeton University, and his M.D. from the Columbia College of Physicians & Surgeons. He completed a residency in Internal Medicine at the University of Virginia Medical Center, and is Board Certified in Internal Medicine. Dr. Cohen previously was Chairman Emeritus of the board of the New York Biotechnology Association. He also serves as a member of the Health Care Governing Body and the Emerging Company Section of the board of the Biotechnology Industry Organization (BIO), and as a member of the Columbia-Presbyterian Health Sciences Advisory Council. Dr. Cohen is a recipient of the Ernst & Young Entrepreneur of the Year Award for the New York Metropolitan Region, and an inductee into the National Spinal Cord Injury Association's "Spinal Cord Injury Hall of Fame."

        Andrew R. Blight, Ph.D., has been our Chief Scientific Officer since January 2004 and previously served as our Executive Vice President, Research and Development from 2000 to 2004, and Vice President, Research and Development, from 1998 to 2000. Prior to joining Acorda Therapeutics, Dr. Blight spent approximately six years as Professor and Director of the Neurosurgery Research Laboratory at the University of North Carolina at Chapel Hill. Dr. Blight held prior academic positions at Purdue University and New York University. Dr. Blight is a leader in SCI pathophysiology research and has made several important contributions to the field, particularly on the role of demyelination in SCI. He also pioneered the therapeutic application of 4-AP in SCI animal models and in human clinical trials. Dr. Blight is a member of the editorial board of the Journal of Neurotrauma and has served as a member of the NIH NSDA review committee. He was previously Secretary, Treasurer and Vice President of the National Neurotrauma Society. Dr. Blight received his B.S. in Zoology and his Ph.D. in Zoology/Neurobiology from the University of Bristol, U.K.

        David Lawrence, M.B.A., has been our Chief Financial Officer since January 2005. He previously served as our Vice President, Finance from January 2001 through 2004, and Director, Finance from 1999 to 2001. From 1991 to 1999, Mr. Lawrence held several positions for Tel-Air Communications, Inc. including Vice President and Controller. Prior to Tel-Air, he held financial management positions of Controller and Finance Manager for Southwestern Bell and Metromedia Telecommunications, respectively. Mr. Lawrence received his undergraduate degree in Accounting from Roger Williams College, and an M.B.A in Finance from Iona College. Mr. Lawrence is a founding member and currently serves on the board of directors and as Treasurer of The Brian Ahearn Children's Fund.

        Lauren M. Sabella, has been our Executive Vice President, Commercial Development since January 25, 2010. Ms. Sabella was the Founder and Principal of Tugboat Consulting Group, an independent consulting practice assisting companies in the commercialization process. Ms. Sabella also served as Corporate Officer and VP of Commercial Development at Altus Pharmaceuticals, with responsibility for all aspects of commercialization. Prior to joining Altus, Ms. Sabella was employed by Boehringer Ingelheim Pharmaceuticals for 18 years in positions of increasing responsibility. In her last role, she served as VP of Sales, Eastern Zone, where she led the successful sales launch of Spiriva and ran both Primary Care and Specialty Divisions, including Neurology, Urology and Cardio/Pulmonary. Prior to this role, she had over ten years of marketing experience where she led several brand launches including Mobic, an NSAID which became a $1 billion dollar brand. Ms. Sabella holds a B.B.A. from Hofstra University.

        Jane Wasman, J.D., has been our Executive Vice President, General Counsel and Corporate Secretary since May 2004. From 1995 to 2004, Ms. Wasman held various leadership positions at Schering-Plough Corporation, including Staff Vice President and Associate General Counsel responsible for legal support for U.S. Pharmaceuticals operations, including sales, marketing and compliance; FDA regulatory matters; global research and development; and corporate licensing and business development. She served as Staff Vice President, International in 2001 and as Staff Vice President, European Operations—Legal from 1998 to 2000. Previously, Ms. Wasman specialized in litigation at Fried, Frank, Harris, Shriver & Jacobson. She also served as Associate General Counsel to the U.S. Senate Committee on Veteran's Affairs. Ms. Wasman graduated Magna Cum Laude and Phi Beta Kappa from Princeton University and earned her J.D. from Harvard Law School. Ms. Wasman is a member of the board of directors and the executive committee of the board of the New York Biotechnology Association (NYBA).

        Thomas C. Wessel, M.D., Ph.D., joined the Company as Chief Medical Officer in November 2008. Previously, Dr. Wessel was Senior Vice President of Clinical Research at Sepracor, Inc. where he led the central nervous system and respiratory medicine development teams, including clinical research and operations, clinical pharmacology, drug safety and medical writing. During this time, he served as the medical director for the Lunesta (eszopiclone) development program and helped establish partnerships for this product in the EU. Before joining Sepracor, Dr. Wessel worked on several CNS projects at Janssen Pharmaceuticals (a subsidiary of Johnson & Johnson), including Global Medical Leader for lubeluzole, a neuroprotective agent tested in acute ischemic stroke and traumatic brain injury. Dr. Wessel received his M.D. from the University of Munich School of Medicine and completed his Ph.D. in experimental neurobiology at the Max-Planck-Institute for Psychiatry in Martinsried, Germany. He completed his residency in neurology at New York Hospital and Memorial Sloan-Kettering Cancer Center (Cornell University Medical Center) and remained on the faculty in the Department of Neurology and Neuroscience until 1995.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee
Lorin J. Randall
Sandra Panem, Ph.D.
Steven M. Rauscher

 COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation Committee has the responsibility to review, approve and recommend for the approval of the full Board the annual compensation and compensation procedures for our Named Executive Officers (as defined below in the section titled "Executive Compensation").

Compensation Philosophy and Objectives

        The primary objective of our compensation program, including compensation for our Named Executive Officers, is to provide competitive, market-based total compensation tied to Company, individual and team performance and aligned with stockholder interests. It is designed to tie annual and long-term cash and stock incentives to the achievement of established goals and to align executives' incentives with the creation of value for our stockholders. To achieve these objectives, the Compensation Committee strives to implement and maintain compensation plans that tie a substantial portion of executives' overall compensation to key strategic goals. For example, each Named Executive Officer's cash bonus and equity awards are primarily dependent, respectively, on performance in achieving established corporate goals and anticipated impact on future increases in shareholder value. The Compensation Committee also evaluates individual executive performance with the goal of setting compensation at levels that the Committee believes are comparable with the levels of executive compensation at other companies in the biotechnology/biopharmaceutical industry of similar size and stage of development, while taking into account each executive's relative performance and our strategic goals.

        A further objective of our compensation program is to attract and retain highly talented, qualified executives who are dedicated to our mission and culture. We also endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

Setting Executive Compensation

        With the objectives described above in mind, the Compensation Committee retained Arnosti Consulting Inc. ("Arnosti Consulting") to conduct a review of the total compensation program for our Named Executive Officers, as well as for other employees. Arnosti Consulting also provides the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for our Named Executive Officers and to confirm that our compensation program is competitive with the market. The Compensation Committee reviews several salary surveys when making compensation decisions, including surveys produced by Radford Surveys + Consulting and Equilar, Inc. The Compensation Committee also reviews a competitive analysis of relevant peers that compares each element of total compensation against a group of biotechnology/biopharmaceutical companies. The companies used in this analysis are companies against which the Compensation Committee believes we compete both for talent and for stockholder investment. Comparable companies are also chosen based on revenues, market cap and size of employee population. For the 2009 year-end compensation determinations, 22 comparable companies were used as a basis for comparing base salaries and for comparison of long-term incentive plans. These companies include Alkermes, Inc., Alnylam Pharmaceuticals, Inc., Amag Pharmaceuticals, Inc., Auxilium Pharmaceuticals, Inc., Biomarin Pharmaceutical Inc., Cepheid, Cubist Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc., Genomic Health, Inc., Inspire Pharmaceuticals, Inc., Intermune, Inc., ISIS Pharmaceuticals, Inc., Medarex, Inc., The Medicines Company, Nektar Therapeutics, Inc., ONYX Pharmaceuticals, Inc., OSI Pharmaceuticals, Inc., Progenics Pharmaceuticals, Inc., Regeneron Pharmaceuticals, Inc., Salix Pharmaceuticals, Ltd., United Therapeutics Corporation and Viropharma, Inc.

 Elements of Compensation

        The compensation of Named Executive Officers consists of the following elements:

        Base Salary:    Base salaries for our Named Executive Officers are established taking into account the scope of the executive's responsibilities, the individual's qualifications and experience and the compensation paid by comparable biotechnology/biopharmaceutical companies for similar positions. Generally, we believe that executive base salaries should be targeted within the range of salaries for executives in similar positions with similar responsibilities and experience at comparable companies.

        Base salaries are reviewed annually as part of our performance review process. The goal of our annual merit increase program is to provide increases in base salary, where appropriate, based upon current position and experience, past year's performance and past year's contributions to the company. Merit increase guidelines are determined each year typically based on external economic and competitive compensation trends, although other elements, such as the Company's overall resources, may be a factor. For 2010 salaries, this review occurred in the first quarter of 2010, with new salaries taking effect as of March 1, 2010.

        During this review of base salaries for Named Executive Officers, the Compensation Committee primarily considers:

  •
  market data gathered both internally and by the Compensation Committee and its outside consultant;

  •
  review of each executive's compensation, both individually and relative to other officers; and

  •
  individual past year's performance and past year's contributions to the Company.

        Based on the criteria listed above, base salaries for each Named Executive Officer (other than the President and Chief Executive Officer) are recommended by the President and Chief Executive Officer and sent to the Compensation Committee for review. The Compensation Committee either approves base salaries for those Named Executive Officers or recommends them to the full Board for approval. The Compensation Committee recommends a base salary for the President and Chief Executive Officer to the full Board for approval.

        Cash Bonus Program:    In addition to base salaries, we believe that performance-based cash bonuses play an important role in providing incentives to our Named Executive Officers to achieve defined annual goals. In the fourth quarter, the Board works collaboratively with management to develop a detailed set of overall corporate performance goals tied to the next year's operating plan. For 2009, nine corporate goals were established and used as a basis for awarding cash bonuses. These goals and their respective weightings fell into the following categories, with the most substantial weight being given to the first four goals below:

  •
  Dalfampridine development and regulatory accomplishments

  •
  Dalfampridine commercial pre-launch and launch

  •
  Dalfampridine manufacturing

  •
  Dalfampridine and disease awareness medical affairs accomplishments

  •
  Zanaflex® franchise sales and marketing

  •
  Preclinical pipeline development

  •
  Business development

  •
  Financial performance

  •
  Quality assurance.

        These goals, as well as individual and team goals, are weighted in developing a program that can be utilized to measure performance at year-end. Target bonus amounts are based on a percentage of base salaries paid and are generally set near the target bonus amounts for comparable companies, based both on our internal research and the information provided by the Compensation Committee's outside consultant. The President and Chief Executive Officer has a bonus target of 50% of base salary, which is 100% attributed to Company performance. All other Named Executive Officers have a bonus target of 35% to 40%, with 80% attributed to Company performance and 20% attributed to individual and team performance. Based on the overall percentage of achievement of corporate performance goals determined by the Board and the individual and team performance level of each executive, bonuses may be above or below target bonus amounts. During the first quarter of the following year, the Board, upon recommendation of the Compensation Committee, determines the actual percentage of achievement of corporate performance goals used in setting bonus amounts. Bonus amounts for each Named Executive Officer (other than the President and Chief Executive Officer) are recommended by the President and Chief Executive Officer and sent to the Compensation Committee for review. The Compensation Committee either approves bonus amounts for those Named Executive Officers or recommends them to the full Board for approval. The Compensation Committee recommends a bonus amount for the President and Chief Executive Officer to the full Board for approval. Bonuses are paid to our Named Executive Officers in the first quarter of the following year.

        In March 2010, the Compensation Committee and the Board determined that corporate performance of the 2009 corporate goals merited a 115% achievement grade. Based on the bonus targets approved earlier in the year, as well as the individual and team performance of each executive, this percentage of achievement resulted in cash bonuses for the Named Executive Officers as follows: 57.5% of the 2009 salary paid to the President and Chief Executive Officer, 40.0% of the 2009 salary paid to the Chief Financial Officer, 46.4% of the 2009 salary paid to the Chief Scientific Officer, 46.7% of the 2009 salary paid to the Executive Vice President, General Counsel and Corporate Secretary and 17.8% of the 2009 salary paid to the Chief Medical Officer.

        Equity Awards:    We believe that providing a significant portion of our Named Executive Officers' total compensation package in stock options and other equity awards, such as restricted stock, aligns the incentives of our executives with the interests of our stockholders and with our long-term success. The Compensation Committee and the Board develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to our executive officers, including prior equity awards, are sufficient to retain, motivate and adequately reward them. This judgment is based on benchmarking information provided both by the Company and by the Compensation Committee's outside compensation consultant and also includes a recommendation by the President and Chief Executive Officer for all vice presidents and above, including the Named Executive Officers.

        We grant equity awards under our 2006 Employee Incentive Plan, as amended, which serves as the successor to the Company's 1999 Employee Stock Option Plan, as amended. This plan was adopted by our Board to permit the grant of stock options, stock appreciation rights, restricted stock, performance shares and other share-based awards to our directors, officers, employees, independent contractors, agents and consultants.

  Stock Options

        Stock Options are granted to our Named Executive Officers in order to provide incentives for long-term creation of stockholder value. Stock options only have value to the extent that the price of Acorda Therapeutics' common stock appreciates relative to the exercise price. The exercise price is the market price of our common stock on the Nasdaq Global Market at the close of business on the date of grant. The Compensation Committee reviews the stock option position of each Named Executive Officer on an annual basis.

        With respect to stock option grants to our Named Executive Officers other than our President and Chief Executive Officer, a recommendation is made by our President and Chief Executive Officer to the Compensation Committee for review. The Compensation Committee either approves stock option grants for those Named Executive Officers or recommends them to the full Board for approval. With respect to stock option grants to our President and Chief Executive Officer, the Compensation Committee either approves such grants or recommends them to the full Board for approval, but in either case discusses those grants with the full Board prior to approval. Stock option grants are typically approved in the first quarter of the following year, based primarily on the individual's anticipated future contributions to the creation of stockholder value. Options typically vest quarterly over four years and have a ten-year term. The Company does not grant discounted options, nor does it re-price outstanding options. The Company does not backdate or grant options retroactively. In addition, the Company does not coordinate grants of options so that they are made before announcement of favorable information, or after announcement of unfavorable information.

        The Company calculates the accounting cost of equity-based long-term incentive awards under Accounting Standards Codification (ASC) Topic 718. As such, the grant date accounting fair value, which is fixed at date of grant, is expensed over the vesting period. Consistent with SEC regulations, the aggregate grant date fair value for all stock awards or option awards granted during the applicable years to our Named Executive Officers is presented in the Summary Compensation Table.

        Total outstanding unexercised stock option grants are shown in the Outstanding Equity Awards at December 31, 2009 table. The ultimate value to the employee is determined at the time of exercise.

  Restricted Stock

        Restricted stock has also been granted to provide long-term incentive creation of stockholder value and to retain top-performing and critical employees. With respect to restricted stock grants to our Named Executive Officers other than our President and Chief Executive Officer, a recommendation is made by our President and Chief Executive Officer to the Compensation Committee for review. The Compensation Committee either approves restricted stock grants for those Named Executive Officers or recommends them to the full Board for approval. With respect to restricted stock grants to our President and Chief Executive Officer, the Compensation Committee either approves such grants or recommends them to the full Board for approval, but in either case discusses those grants with the full Board prior to approval. Restricted stock grants are subject to periodic vesting, with the applicable vesting schedules determined by the Board after a recommendation from the Compensation Committee.

        Total outstanding unvested restricted stock awards held by our Named Executive Officers are shown in the Outstanding Equity Award at December 31, 2009 table.

        In March 2010, on the recommendation of the Compensation Committee, and following discussion by the full Board, the Compensation Committee approved equity awards for our Named Executive Officers based primarily on their anticipated future contributions to the creation of stockholders value. These awards included a combination of stock options and restricted stock. The stock options vest quarterly in equal installments over four years and have an exercise price equal to the closing price of our common stock on the Nasdaq Global Market on March 31, 2010 (the grant date) and expire ten years after the grant date. The restricted stock is subject to vesting in four installments as follows: one-fourth on December 1, 2010, one-fourth on December 1, 2011, one-fourth on December 1, 2012 and one-fourth on December 1, 2013.

        The specific numbers of shares covered by these awards were as follows: Ron Cohen, President and Chief Executive Officer, an option to purchase 75,000 shares and 37,500 shares of restricted stock and, in addition, a special award with an option to purchase 25,000 shares and 12,500 shares of restricted stock; Andrew Blight, Chief Scientific Officer, an option to purchase 40,000 shares and 20,000 shares of restricted stock; David Lawrence, Chief Financial Officer, an option to purchase 27,500 shares and 13,750 shares of restricted stock; and, Jane Wasman, Executive Vice President, General Counsel and Corporate Secretary, an option to purchase 40,000 shares and 20,000 shares of restricted stock.

Tax and Accounting Considerations

        We have structured our compensation program to comply with Internal Revenue Code Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.

EXECUTIVE COMPENSATION

        The following table provides certain summary information concerning the compensation earned in 2009 by our Chief Executive Officer, Chief Financial Officer and each of the other three executive officers who served as executive officers during the year ended December 31, 2009. We refer to the officers listed in the table below collectively as our "Named Executive Officers."

2009 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All other Compensation ($)(6)		Total ($)
Ron Cohen, M.D.	2009	$483,717	$280,888	(2)	$514,750	$823,313	$7,350		$2,110,018
President and Chief Executive Officer	2008	459,800	207,410	(3)	495,250	840,088	6,900		2,009,448
	2007	440,000	190,000	(4)	—	—	6,750		636,750
David Lawrence M.B.A.	2009	262,317	105,733	(2)	205,900	329,325	7,350		910,625
Chief Financial Officer	2008	252,400	82,067	(3)	245,644	416,683	6,900		1,003,694
	2007	236,600	55,366	(4)	—	946,753	6,750		1,245,469
Andrew R. Blight, Ph.D	2009	317,500	149,279	(2)	329,440	526,920	7,350		1,330,489
Chief Scientific Officer	2008	295,000	112,010	(3)	269,416	457,008	6,900		1,140,334
	2007	275,100	60,522	(4)	—	1,158,886	6,750		1,501,258
Jane Wasman, J.D.	2009	341,833	211,139	(5)	308,850	493,988	7,350		1,363,160
Executive VP, General Counsel &	2008	325,000	109,700	(3)	297,150	504,053	6,900		1,242,803
Corporate Secretary	2007	270,000	81,000	(4)	—	946,753	6,750		1,304,503
Thomas C. Wessel, M.D., Ph.D.	2009	364,083	65,000	(3)	53,534	85,625	53,026	(7)	621,268
Chief Medical Officer

(1)
Represents the aggregate grant date fair value for all stock awards or option awards granted during the years shown, in accordance with ASC Topic 718. The method and assumptions used to calculate the value of the stock awards and option awards granted to our Named Executive Officers are discussed in note 2 to our financial statements.

(2)
2009 bonus paid in 2010.

(3)
2008 bonus paid in 2009 and $500 bonus paid in 2008.

(4)
2007 bonus paid in 2008.

(5)
2009 bonus paid in 2010 and additional $50,000 bonus paid in 2009.

(6)
Represents the employer 401(k) matching contribution to employee deferrals. For each dollar an employee invests up to 6% of his or her earnings, the Company contributes an additional 50 cents into the funds, subject to IRS annual limits.

(7)
Represents $7,350 in employer 401(k) matching contribution as discussed in Note 6 and $45,676 in relocation expenses (including tax gross-up).

Stock Option Information for the Year Ended December 31, 2009

        The following table sets forth information regarding plan-based awards to our Named Executive Officers in 2009.

2009 Grants of Plan-Based Awards Table

Name and Principal Position	Grant Date	Stock Awards: Number of Shares of Stock or Units (#)	Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value ($)
Ron Cohen, M.D.	3/2/2009		62,500	$20.59	$823,125
President and Chief Executive Officer	3/2/2009	25,000		20.59	514,750
David Lawrence M.B.A.	3/2/2009		25,000	20.59	329,250
Chief Financial Officer	3/2/2009	10,000		20.59	205,900
Andrew R. Blight, Ph.D.	3/2/2009		40,000	20.59	526,800
Chief Scientific Officer	3/2/2009	16,000		20.59	329,440
Jane Wasman, J.D.	3/2/2009		37,500	20.59	493,875
Executive VP, General Counsel & Corporate Secretary	3/2/2009	15,000		20.59	308,850
Thomas C. Wessel, M.D., Ph.D.	3/2/2009		6,500	20.59	85,605
Chief Medical Officer	3/2/2009	2,600		20.59	53,534

        The following table provides information regarding each unexercised stock option held by each of our Named Executive Officers as of December 31, 2009.

Outstanding Equity Awards at December 31, 2009

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)
Ron Cohen, M.D.	17,094	—		$2.60	1/1/2011	8,333	(2)	$209,992
President and Chief	1,602	—		2.60	12/31/2011	16,666	(3)	419,983
Executive Officer	464,317	—		2.60	9/11/2013	—		—
	38,461	—		2.60	10/17/2013	—		—
	51,265	—		8.14	1/1/2015	—		—
	12,015	801	(1)	6.00	2/15/2016	—		—
	79,685	5,315	(1)	5.85	3/17/2016	—		—
	406	94	(1)	8.50	9/25/2016	—		—
	72,939	33,155	(1)	15.49	12/21/2016	—		—
	27,343	35,157	(1)	19.81	3/5/2018	—		—
	11,718	50,782	(1)	20.59	3/2/2019	—		—
David Lawrence M.B.A.	49,109	—		8.14	1/1/2015	4,133	(2)	104,152
Chief Financial Officer	16,431	1,096	(1)	6.00	2/15/2016	6,666	(3)	167,983
	19,718	1,782	(1)	5.85	3/17/2016	—		—
	406	94	(1)	8.50	9/25/2016	—		—
	43,438	19,745	(1)	22.13	2/14/2017	—		—
	13,562	17,438	(1)	19.81	3/5/2018	—		—
	4,687	20,313	(1)	20.59	3/2/2019	—		—
Andrew R. Blight, Ph.D.	28,777	—		2.60	9/11/2013	4,533	(2)	114,232
Chief Scientific Officer	52,338	—		8.14	1/1/2015	10,666	(3)	268,783
	12,267	818	(1)	6.00	2/15/2016	—		—
	30,468	2,032	(1)	5.85	3/17/2016	—		—
	406	94	(1)	8.50	9/25/2016	—		—
	53,171	24,169	(1)	22.13	2/14/2017	—		—
	14,875	19,125	(1)	19.81	3/5/2018	—		—
	7,500	32,500	(1)	20.59	3/2/2019	—		—
Jane Wasman, J.D.	44,769	—		8.14	1/1/2015	5,000	(2)	126,000
Executive VP, General	10,492	700	(1)	6.00	2/15/2016	10,000	(3)	252,000
Counsel & Corporate	23,218	1,782	(1)	5.85	3/17/2016	—		—
Secretary	406	94	(1)	8.50	9/25/2016	—		—
	43,438	19,745	(1)	22.13	2/14/2017	—		—
	16,406	21,094	(1)	19.81	3/5/2018	—		—
	7,031	30,469	(1)	20.59	3/2/2019	—		—
Thomas C. Wessel, M.D., Ph.D.	12,500	37,500	(1)	21.42	11/3/2018	16,666	(4)	419,983
Chief Medical Officer	1,218	5,282	(1)	20.59	3/2/2019	1,733	(3)	43,672

(1)
Each of these options is subject to a four-year vesting schedule and vests in equal quarterly installments. The vesting commencement dates of such options are as follows: Dr. Cohen, February 15, 2006, February 10, 2006, September 25, 2006, January 1, 2007, January 1, 2008, and January 1, 2009, respectively; Mr. Lawrence, February 15, 2006, February 10, 2006, September 25, 2006, January 1, 2007 January 1, 2008, and January 1, 2009, respectively, Dr. Blight, February 15, 2006, February 10, 2006, September 25, 2006, January 1, 2007 ,January 1, 2008, and January 1, 2009, respectively; Ms. Wasman, February 15, 2006, February 10, 2006, September 25, 2006, January 1, 2007, January 1, 2008, and January 1, 2009 respectively, and Dr. Wessel, November 3, 2008 and January 1, 2009.

(2)
These restricted stock awards are subject to vesting over a three-year period as follows: 33.3% every year, with the vest dates of December 1, 2008; December 1, 2009; and December 1, 2010 for three (3) years.

(3)
These restricted stock awards are subject to vesting over a three-year period as follows: 33.3% every year, with the vest dates of December 1, 2009; December 1, 2010; and December 1, 2011 for three (3) years.

(4)
These restricted stock awards are subject to vesting over a three-year period as follows: 33.3% every year, with the vest dates of November 3, 2009; November 3, 2010; and November 3, 2011 for three (3) years.

        The following table provides information on option exercises with respect to our common stock in 2009 by each of the Named Executive Officers.

2009 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ron Cohen, M.D.	—	$—	8,334	$205,016
President and Chief Executive Officer	—	—	8,333	204,992
David Lawrence M.B.A.	5,000	80,650	3,334	82,016
Chief Financial Officer	—	—	4,133	101,672
Andrew R. Blight, Ph.D.	—	—	5,334	131,216
Chief Scientific Officer	—	—	4,533	111,512
Jane Wasman, J.D.	—	—	5,000	123,000
Executive VP, General Counsel &			5,000	123,000
Corporate Secretary
Thomas C. Wessel, M.D., Ph.D.	—	—	8,334	189,765
Chief Medical Officer			867	21,328

Executive Employment Agreements

        We have entered into employment agreements with current Named Executive Officers, the terms of which are summarized below.

        We are a party to an employment agreement with Dr. Cohen that governs the terms and conditions of his employment as our President and Chief Executive Officer. The employment agreement originally provided for a base annual salary of $280,000, subject to annual increases and bonuses at the discretion of the Board. Dr. Cohen's current base salary, as approved by the Board, is $610,000. Dr. Cohen is eligible to receive annual performance-based stock options to purchase common stock in an amount recommended by the Compensation Committee and approved by the Board based on Dr. Cohen's individual performance and the achievement of our goals and objectives.

        Dr. Cohen's employment agreement is subject to automatic successive one-year renewal periods unless either Dr. Cohen or we give the other written notice at least 60 days prior to the expiration date that Dr. Cohen or we do not intend to renew the contract. Dr. Cohen's employment agreement has been renewed effective January 1, 2010 for a one-year period.

        We are party to an employment agreement with Mr. Lawrence that governs the terms and conditions of his employment as our Chief Financial Officer. The employment agreement originally provided for a base annual salary of $180,000, subject to annual review by Dr. Cohen and by the Compensation Committee of the Board. His current base salary, as approved by the Board, is $272,200.

        We are party to an employment agreement with Dr. Blight that governs the terms and conditions of his employment as our Chief Scientific Officer. The employment agreement originally provided for a base annual salary of $215,000, subject to annual review by Dr. Cohen and by the Compensation Committee of the Board. His current base salary, as approved by the Board, is $344,500.

        We are party to an employment agreement with Ms. Wasman that governs the terms and conditions of her employment as our Executive Vice President, General Counsel and Corporate Secretary. The employment agreement originally provided for a base annual salary of $225,000, subject to annual review by Dr. Cohen and by the Compensation Committee of the Board. Her current base salary, as approved by the Board, is $371,100.

        Pursuant to their employment agreements, Dr. Blight, Mr. Lawrence and Ms. Wasman are eligible to receive an annual bonus and to receive annual performance-based stock options to purchase common stock, stock appreciation rights awards and/or restricted stock awards of common stock in an amount to be recommended by the Compensation Committee and approved by the Board based on their respective performances and upon the achievement of our goals and objectives. Each of the employment agreements expires on December 19, 2010 but shall be automatically renewed for successive one year terms unless either we or they provide written notice of non-renewal at least 60 days prior to the expiration of the then-current term.

Executive Officer Severance Plans

        In the event we terminate the agreement with Dr. Cohen without cause, or if Dr. Cohen voluntarily terminates the agreement with good reason, we are obligated to make severance payments equal to 15 months' base annual salary and COBRA premium payments for the severance period plus a bonus equal to his prior year's bonus pro rated for the number of days worked prior to termination. This amount would be paid in a lump sum in the seventh month after such termination. In such event, all of Dr. Cohen's options will become immediately exercisable and shall remain exercisable for 48 months following the termination date or for a lesser period, to the extent necessary to comply with U.S. tax law.

        If Dr. Cohen's employment terminates for death or disability, we are obligated to pay his base salary for three months and his COBRA premiums for the COBRA coverage period. This amount would be paid, in case of death, within thirty days after death and, in case of disability, in a lump sum in the seventh month after such termination. In either such event, 65% of his outstanding options will become immediately vested and remain exercisable for 48 months following such termination or for a lesser period, to the extent necessary to comply with U.S. tax law.

        If Dr. Cohen voluntarily terminates his employment without good reason following a "change in control" (as defined in his employment agreement), we are obligated to make severance payments equal to 12 months' base annual salary and COBRA premium payments for the severance period and he is entitled to receive a bonus equal to his prior year's bonus pro rated for the number of days worked prior to termination. This amount would be paid in a lump sum in the seventh month after such termination. In addition, if the "change in control" constitutes a "reorganization event" (as defined in the Company's 2006 Employee Incentive Plan), 100% of his outstanding options, restricted stock and any other awards issued under the 2006 Employee Incentive Plan will become immediately vested; otherwise only 65% of his unvested awards will become immediately vested. If the "change in control" constitutes a "Change in Control" (as defined in the Company's 1999 Employee Stock Option Plan), 100% of his outstanding options, restricted stock and any other awards issued under the 1999 Employee Stock Option Plan will become immediately vested. All vested options will remain exercisable for 48 months following termination or for a lesser period, to the extent necessary to comply with U.S. tax law. Following his termination of employment, Dr. Cohen will remain subject to confidentiality, non-competition and non-solicitation covenants for one year in the case of non-competition and non-solicitation and five years in the case of confidentiality.

        In the event we terminate our employment agreement with Dr. Blight, Mr. Lawrence or Ms. Wasman without cause, or if one of them voluntarily terminates his or her agreements with good reason, we are obligated to make severance payments equal to nine months base annual salary, in the case of Dr. Blight, and seven months base annual salary, in the case of Mr. Lawrence and Ms. Wasman, as well as COBRA premium payments for the severance period. In such event, all options, stock appreciation rights awards and restricted stock awards that have vested as of the termination date shall remain exercisable for 90 days following such date, or for a lesser period, to the extent necessary to comply with U.S. tax law. All unvested options, stock appreciation rights awards and stock awards will be cancelled on the date of termination.

        If Dr. Blight, Mr. Lawrence or Ms. Wasman voluntarily terminates his or her employment with good reason or if we terminate his or her employment without cause within 18 months after a "change in control" (as defined in their employment agreements), we are obligated to make severance payments equal to one year's base annual salary, in the case of Dr. Blight, and nine months base annual salary, in the case of Mr. Lawrence and Ms. Wasman, in each case paid in a lump sum within 30 days after termination, as well as COBRA premium payments for the severance period plus a bonus equal to a prior year's bonus pro rated for the number of days worked prior to termination. We are also obligated to pay salary earned but not paid, vacation and sick leave days that have accrued, and reimbursable business expenses incurred through the date of termination. In addition, if the "change in control" constitutes a "reorganization event" (as defined in the Company's 2006 Employee Incentive Plan), 100% of the outstanding options and restricted stock and any other awards issued under the 2006 Employee Incentive Plan then held by each such executive officer will become immediately vested; otherwise, not less than 50% of the unvested awards will become immediately and full vested. If the "change in control" constitutes a "Change in Control" (as defined in the Company's 1999 Employee Stock Option Plan), 100% of outstanding options, restricted stock and any other awards issued under the 1999 Employee Stock Option Plan then held by each such executive officer will become immediately vested. All vested options will remain exercisable for 18 months following such date, or for a lesser period, to the extent necessary to comply with U.S. tax law. All unvested options, stock appreciation rights awards and stock awards will be cancelled on the date of termination.

        The following table and summary set forth potential payments payable to those Named Executive Officers who are eligible for such payments upon termination of employment or a change in control. The table below reflects amounts payable to such Named Executive Officers assuming their employment was terminated as of December 31, 2009.

 Potential Payments Upon Termination or Change in Control

Name and Principal Position	Benefit	Termination Without Cause or Voluntary Termination by Executive With Good Reason		Voluntary Termination by Executive Without Good Reason Following a change in Control	Termination Without Cause or Voluntary Termination by Executive With Good Reason Following a change in Control(1)
Ron Cohen, M.D.	Salary	$610,625		$488,500	$610,625
President and Chief	Bonus	206,910		206,910	206,910
Executive Officer	Option and award acceleration	1,993,343		1,295,673	1,993,343
	Benefits continuation	26,247		26,247	26,247

	Total value:	2,837,125		2,017,330	2,837,125
David Lawrence M.B.A.	Salary	154,175	(1)	—	198,225
Chief Financial Officer	Bonus	—		—	81,567
	Option and award acceleration	—		—	1,028,389
	Benefits continuation	12,249	(1)	—	15,748

	Total value:	166,424		—	1,323,929
Andrew R. Blight, Ph.D.	Salary	241,500	(1)	—	322,000
Chief Scientific Officer	Bonus	—		—	111,510
	Option and award acceleration	—		—	1,367,978
	Benefits continuation	5,158	(1)	—	6,878

	Total value:	246,658		—	1,808,366
Jane Wasman, J.D.	Salary	201,367	(1)	—	258,900
Executive VP, General	Bonus	—		—	109,200
Counsel & Corporate	Option and award acceleration	—		—	1,295,546
Secretary	Benefits continuation	4,012	(1)	—	5,158

	Total value:	205,379		—	1,668,804

(1)
Shall be reduced in the event the executive obtains other employment during the severance period, except that Dr. Cohen is entitled to retain payment of his base salary without regard to any subsequent employment he may obtain.

Other Compensation

        All of our executives are eligible to participate in our health and welfare benefit plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy not to extend significant perquisites to our executives that are not available to all of our employees. We have no current plans to make changes to the levels of benefits and perquisites provided to executives.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee currently determines the compensation levels of our executive officers as described above. None of our executive officers has served as a director or member of the Compensation Committee, or other committee serving an equivalent function, of any entity of which an executive officer is expected to serve as a member of our Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of beneficial ownership of common stock (Forms 3, 4, and 5) with the SEC. Officers, directors, and greater-than-10% stockholders are required to furnish us with copies of all such forms that they file.

        To our knowledge, based solely on our review of the copies of Forms 3, 4 and 5, and amendments thereto, received by us during or with respect to the year ended December 31, 2009, all filings applicable to our officers, directors, greater-than-10% stockholders and other persons subject to Section 16 of the Securities Exchange Act of 1934 were timely.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In 2009, we did not engage in any transactions with our directors or executive officers, holders of more than 5% of our voting securities, or any member of the immediate family of any of these persons.

        Through approval by the Audit Committee, the Board has adopted a written policy setting forth procedures to be followed in connection with the review, approval or ratification of "related party transactions." "Related party transaction" refers to any transaction, arrangement or relationship (except as noted below) in which we or our subsidiaries are a participant, where the amount involved is expected to exceed $10,000, and in which any of the following has a direct or indirect material interest: any director, executive officer, beneficial owner of more than 5% of our common stock or their immediate family members, or any entity in which any of the foregoing is employed, is a partner or principal, owns beneficially more than 5% or, in the case of a non-profit organization, has a substantial relationship. Related party transactions exclude (i) compensation of directors and executive officers that is required to be disclosed in our SEC filings, (ii) certain transactions below a defined threshold with entities in which the related party is not an executive officer and does not beneficially own at least 10%, (iii) transactions in which the related party's benefit is proportionate to other stockholders, and (iv) certain charitable contributions below a defined threshold.

        The Audit Committee is responsible for the review, approval or ratification of all related party transactions. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party and the extent of the related party's interest in the transaction.

        If the Audit Committee decides not to approve a transaction, the Committee will notify the CEO and President and the General Counsel, who will ensure that the transaction is not entered into unless the concerns expressed by the Committee are addressed to its satisfaction. If the Audit Committee decides not to ratify a transaction, it will also notify the CEO and President and the General Counsel and provide its recommendation for how to address such transaction (including if necessary and possible, terminating the transaction), and such officers will implement the Audit Committee's decision.

AUDIT COMMITTEE REPORT

        The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to: (1) the Company's accounting and financial reporting principles and policies and its internal controls and procedures; (2) the Company's financial statements and financial information to be provided to the stockholders; and (3) the independence, qualifications and performance of the Company's independent auditors and the independent audit.

        The Audit Committee is comprised of Messrs. Smith (Chair), Kelley and Randall, each of whom has been determined independent by the Board. In addition, based upon their background and experience, each qualifies as an audit committee financial expert. The Board has adopted a written charter for the Audit Committee, which can be viewed on the Company's website at www.acorda.com, under Corporate Governance—Committee Charters.

        KPMG LLP was the principal accountant engaged to audit the financial statements of the Company for the year ended December 31, 2009. The Audit Committee has reviewed and discussed those audited financial statements with the Company's management and KPMG LLP. The Audit Committee had also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Effective March 18, 2010, KPMG LLP was dismissed as the registered public accounting firm of the Company and replaced with Ernst & Young LLP.

        The Audit Committee discussed with KPMG LLP the firm's independence, and received from KPMG LLP the written disclosures and the letter concerning independence as required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (Commission with Audit Committees Concerning Independence).

        Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Ian Smith
John P. Kelley
Lorin J. Randall

PROPOSAL TWO: RATIFICATION OF INDEPENDENT AUDITORS

Ratification of Appointment of Ernst & Young LLP

        KPMG LLP was the principal accounting firm engaged to audit the financial statements of the Company for the year ended December 31, 2009. On March 18, 2010, KPMG LLP was notified that the Audit Committee had determined to dismiss KPMG LLP as the Company's independent registered public accounting firm.

        During the Company's two fiscal years ended December 31, 2009, and the subsequent interim period through March 18, 2010, there were no (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as such term is defined in Item 304(a)(1)(v) of SEC Regulation S-K.

        The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Company provided KPMG LLP with a copy of the foregoing disclosures and requested that KPMG LLP review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of SEC Regulation S-K. A copy of KPMG LLP's letter to the Securities and Exchange Commission was attached as an exhibit to the Current Report on Form 8-K filed by the Company on March 23, 2010.

        On March 18, 2010, the Audit Committee appointed Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2010. During the fiscal years ended December 31, 2009 and December 31, 2008, and the subsequent interim period through March 18,

2010 (the date of engagement of Ernst & Young LLP), neither the Company, nor any person acting on its behalf, consulted Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

        The affirmative vote of a majority of the shares present in person or by proxy at the 2010 Annual Meeting is required to ratify the selection of Ernst & Young LLP.

        In the event the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders.

        Representatives of Ernst & Young LLP are expected to be present at the 2010 Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders. Representatives of KPMG LLP are not expected to be present at the 2010 Annual Meeting.

        The following table sets forth the aggregate fees billed by KPMG LLP, the Company's previous independent registered public accounting firm, in connection with audit and other services rendered during the past two fiscal years.

Type of Fee	2009	2008
Audit Fees(1)	$541,700	$624,050
Audit-Related Fees	—	—
Tax Fees	—	—
All other fees	—	—

Total Fees for Services Provided	$541,700	$624,050

(1)
Audit fees represent fees for professional services rendered for the audit of our financial statements, audit of internal control over financial reporting, review of interim financial statements and services normally provided by the independent auditor in connection with regulatory filings, and preparation of comfort letters in connection with public offerings of our common stock in 2008.

Pre-approval Policies and Procedures

        Our Audit Committee Charter provides that the Audit Committee must pre-approve all services provided to the Company by the independent auditor. All of the fees in the above table were approved by the Audit Committee.

  Recommendation of the Board of Directors

  The Board of Directors recommends that the stockholders vote FOR Proposal Two.

OTHER BUSINESS

        As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2010 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2010 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

 ADDITIONAL INFORMATION

Householding

        The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements, annual reports and notices of annual meeting and internet availability with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders.

        Stockholders residing in the same household who hold their shares through a broker may receive only one Notice of Annual Meeting and Internet Availability (or Proxy Statement, for those who receive a printed copy of the Proxy Statement) in accordance with a notice sent earlier by their broker. This practice of sending only one copy of proxy materials is called "householding," and saves us money in printing and distribution costs. This practice will continue unless instructions to the contrary are received by your broker from one or more of the stockholders within the household.

        If you hold your shares in "street name" and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report, please contact our investor relations department at 15 Skyline Drive, Hawthorne, New York 10532, telephone number (914) 347-4300, and we will promptly deliver the Proxy Statement and/or Annual Report upon your request.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

        Pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2011 Annual Meeting of Shareholders, by submitting their proposals to us no later than the 120th day prior to the anniversary of the date of these proxy materials, December 28, 2010. Any proposal so submitted must comply with the rules of the Securities and Exchange Commission.

        If you want to nominate a director or make a proposal for consideration at next year's annual meeting without having the proposal included in our proxy materials, you must comply with the current advance notice provisions and other requirements set forth in our Amended and Restated Bylaws. Under our Amended and Restated Bylaws, a stockholder may nominate a director or submit a proposal for consideration at an annual meeting by giving timely notice to Acorda Therapeutics. To be timely, that notice must contain information specified in our Amended and Restated Bylaws and be received by us at our principal executive office at 15 Skyline Drive, Hawthorne, NY 10532, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. If, however, the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made. Therefore, we must receive your nomination or proposal on or after February 9, 2011 and prior to March 11, 2011, unless the date of the Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days from the anniversary date of the 2010 Annual Meeting.

        Under our Amended and Restated Bylaws and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election to our Board or to introduce an item of business at an Annual Meeting of Stockholders. A stockholder nominating a director candidate or introducing an item of business must be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at the relevant meeting. Additionally, a director nomination or item of business must comply with the requirements as to form imposed by Sections 1.10(b) and 1.11(b), respectively, of our Amended and Restated Bylaws.

Annual Report

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2009, which sets forth the entire original Annual Report on Form 10-K, is enclosed. We filed our Annual Report on Form 10-K with the SEC on February 26, 2010. Stockholders may obtain a copy of our Annual Report on Form 10-K, including the financial statements, without charge, by writing to our investor relations department at our principal executive office located at 15 Skyline Drive, Hawthorne, New York 10532. Our Annual Report on Form 10-K and the other filings that we make with the SEC can also be accessed on our website at www.acorda.com. We will also furnish any exhibit to our Annual Report on Form 10-K, as amended, if specifically requested.

Code of Ethics

        Our Code of Ethics applies to all our directors and officers and other employees. Any waiver of this Code for executive officers, senior financial officers or directors requires the express written approval of the Board or the Audit Committee. As required by applicable law, we will promptly disclose to our stockholders any waivers granted to any of our executive officers, senior financial officers or directors. Our Code of Ethics can be accessed on our website at www.acorda.com.

Please submit your proxy whether or not you plan to attend the 2010 Annual Meeting.

                      By the Order of the Board of Directors,

                      Jane Wasman
                       Executive Vice President,
                      General Counsel and Corporate Secretary

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000065961_1 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 John P. Kelley 02 Sandra Panem, Ph.D. 03 Wise Young, Ph.D, M.D. ACORDA THERAPEUTICS, INC. 15 SKYLINE DRIVE HAWTHORNE, NY 10532 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000065961_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report, Shareholder Letter is/are available at www.proxyvote.com . ACORDA THERAPEUTICS, INC. SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 9, 2010 The undersigned stockholder of Acorda Therapeutics, Inc. (the "Company") hereby constitutes and appoints Ron Cohen and Jane Wasman his or her true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Westchester Marriott, 670 White Plains Road, Tarrytown, New York 10591 at 9:30 a.m., local time, on June 9, 2010 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side